FORM 8-K
                        _____________

                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549






            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): December 26, 2002


               Structured Asset Mortgage Investments, Inc
           Mortgage Pass-Through Certificates, Series 1998-3
         (Exact name of registrant as specified in its charter)



          Delaware               33-44658          13-3633241
(State or other juris-         (Commission     (IRS Employer
diction of incorporation)      File Number)    Identification No.)




  245 Park Avenue, New York, New York               10167
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code: (212) 272-2000


                        Not Applicable
(Former name or former address, if changed since last report.)





Item 5.   Other Events.


     1.A distribution was made to the Certificateholders of the Structured Asset Mortgage Investments, Inc. Mortgage Pass-Through Certificates, Series 1998-3, on December 26, 2002. The distribution was made pursuant to the provisions of a Pooling and Servicing Agreement dated February 25, 1998, between and among Structured Asset Mortgage investments, Inc ., as Depositor, Countrywide Home Loans,Inc. as Master Servicer, and The Bank of New York, as Trustee.





Item 7.  Financial Statements and Exhibits.



    (c)   Exhibits.

          28.47 December 26, 2002 - Information on Distribution to Certificateholders







SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                   Structured Asset Mortgage Investments, Inc.
                                     (Registrant)






Date: January 15, 2003               By:  /S/Samuel Molinaro
                                          Samuel Molinaro
                                          Treasurer and Secretary






         Structured Asset Mortgage Investments, Inc.

         FORM 8-K

         CURRENT REPORT

         Exhibit Index





Exhibit No.                         Description

(28.47)                            December 26, 2002 - Information on
                                   Distribution to Certificateholders







                   December 26, 2002 - INFORMATION ON DISTRIBUTION  EXHIBIT 28.47
                                  TO CERTIFICATEHOLDERS

Structured Asset Mortgage Investments, Inc.
Mortgage Pass-Through Certificates, Series 1998-3

                      Principal Amt
          Original     Outstanding                                                     Ending
Certific Principal      Prior to    Interest   Interest    Interest   Principal   Principal Amount
 Class     Amount     Distribution    Rate      Accrued  Distributed   Payable      Outstanding

      A $332,071,600 $4,495,944.61  5.657391% $21,200.79  $21,200.79  $227,519.43  $4,268,425.18
      R          100             0  5.657391%          0       $0.00            0          $0.00
    B-1    5,257,000    834,049.98  5.657391%   3,932.12   $3,932.12    42,207.50    $791,842.48
    B-2   13,142,815  2,075,454.26  5.657391%   9,786.88   $9,786.88   105,029.36  $1,970,424.90


 Total $350,471,515     $7,405,449               $34,920     $34,920     $374,756     $7,030,693


